UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2016

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On June 29, 2016, Monogram Residential Trust, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”) in Plano, Texas. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of nine directors to serve until the 2017 annual meeting of stockholders and until their successors are elected and qualified, (2) a non-binding, advisory vote on the compensation of the Company’s named executive officers, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The results of the voting were as follows:

1.             The following directors were elected to serve on the board of directors until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert S. Aisner	99,636,185	6,405,927	45,583,860
Mark T. Alfieri	104,995,933	1,046,179	45,583,860
Michael D. Cohen	99,602,018	6,440,094	45,583,860
David D. Fitch	104,748,257	1,293,855	45,583,860
Tammy K. Jones	105,117,764	924,348	45,583,860
Jonathan L. Kempner	104,736,483	1,305,629	45,583,860
W. Benjamin Moreland	104,902,140	1,139,972	45,583,860
E. Alan Patton	104,728,456	1,313,656	45,583,860
Timothy J. Pire	100,768,771	5,273,341	45,583,860

2.             The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as follows:

Votes For	Against	Abstain	Broker Non-Votes
102,043,338	2,928,349	1,070,425	45,583,860

3.             The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 as follows:

Votes For	Against	Abstain
150,117,244	641,032	867,696

Item 8.01.             Other Events.

In connection with the Annual Meeting and effective June 29, 2016, the Company’s board of directors, based on the recommendations of the nominating and corporate governance committee, made the following appointments:

Audit Committee

Timothy J. Pire, Chairman

Tammy K. Jones

W. Benjamin Moreland

E. Alan Patton

Compensation Committee

David D. Fitch, Chairman

Jonathan L. Kempner

W. Benjamin Moreland

Timothy J. Pire

Nominating and Corporate Governance Committee

Jonathan L. Kempner, Chairman

David D. Fitch

Tammy K. Jones

Timothy J. Pire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

June 30, 2016	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary